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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) GROWTH
                       OPPORTUNITIES FUND

                       SEMIANNUAL REPORT o JUNE 30, 2002

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       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ......................................................  10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended
June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
     Paul M. McMahon

For the six months ended June 30, 2002, Class A shares of the fund returned -20.52%, Class B shares -20.81%, and Class I shares -20.41%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -20.78% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -13.16% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -18.68%.

Q.  WHAT FACTORS DROVE THE NEGATIVE PERFORMANCE OF THE FUND OVER THE PERIOD?

A. The six-month period has been a very difficult one for growth stocks. Not only have corporate earnings been weak and capital spending restrained, but questionable corporate accounting practices have plagued the market. Although the economy, as measured by the U.S. gross domestic product (GDP), has indeed been growing again, we have not yet seen a rebound in corporate earnings. We believe this is primarily due to suspect corporate accounting, continued international tensions, and excess capacity in many industries that was created in the 1990s boom. While growth stocks in the technology and telecommunications sectors have experienced some of the greatest losses, even sectors that have typically been more defensive, such as health care, have not lived up to expectations.

Q. HOW HAS THE FUND'S POSITIONING CHANGED OVER THE PERIOD, AND WHERE HAVE YOU SEEN OPPORTUNITY?

A. Overall, we have focused on companies that we think have better earnings growth prospects and have tried to keep the fund diversified. Within the large-cap universe, we have emphasized companies that are tied to the consumer. It is our belief that the consumer has been fueling what recovery we have seen, thereby making the consumer staples and retailing sectors among the strongest areas in the market. We owned holdings such as Procter & Gamble in the consumer staples sector and Wal-Mart and Lowe's in the retail sector.

    Financial services continued to be our largest sector weighting through the period. Given the strong U.S. consumer and solid housing market, we favored credit card companies such as American Express and mortgage holdings such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

    We have also invested a sizeable stake in insurance brokers. Businesses and individuals increased their property and casualty insurance coverage after the tragic events of September 11, positively impacting insurance brokers such as Willis Group.

    We eliminated our positions in the utilities & communications sector during the period, as the majority of our holdings had been in telecommunications stocks. We think telecom firms may continue to suffer for some time, due to a glut of capacity in the industry and intense competition that has driven prices and profits down drastically.

Q.  WHICH AREAS DISAPPOINTED OVER THE PERIOD?

A. The technology sector continued to hurt performance, in particular, the semiconductor firm Analog Devices. Although the technology sector has suffered severely, we have maintained a weighting in technology since we believe it will eventually turn around. That said, the fund currently has its lowest weighting in technology in recent years. As corporate earnings continue to remain weak, we think businesses will be unlikely to increase their technology spending in the near term.

    Outside of insurance brokers, some of our other property and casualty insurance holdings did not perform as well as we had hoped. Insurance underwriters experienced good price increases but had to increase provisioning reserves to cover future asbestos liabilities, thereby cutting into profits.

    Health care is often considered a defensive area of the market because the need for health care does not generally fluctuate with the economy. However, results in the sector were mixed over the period. Large pharmaceutical companies were hurt by a combination of concern from Washington over aggressive price increases, looming patent expirations of major products, and a perceived lack of new products coming to market.

    In the biotechnology area, the fund was hurt by our holding in Genzyme, as the firm's leading product showed disappointing sales. However, our holdings in medical services firms such as HCA and Tenet Healthcare helped performance over the period.

    Overall, leisure stocks detracted from performance. Most of our investments in advertising-sensitive media firms did not perform as well as we had hoped because the economic downturn has been more prolonged than we expected. In addition, our position in satellite television firm EchoStar Communications was hurt by ongoing regulatory questions involving its proposed merger with GM Hughes Electronics, the parent of the largest satellite firm, DirecTV. We continue to believe that as the recovery gains momentum, this sector will benefit as corporations begin spending more money on advertising.

    Our large position in Tyco International, the security systems, packaging, and electronic-equipment conglomerate, also hurt performance. Tyco's stock lost a great deal of its value during the period, due to a failed breakup plan, fear of accounting issues, and alleged senior management misconduct.

Q.  WHAT'S YOUR OUTLOOK?

A. Although we would say, as of the end of the period, that the equity market in general has become fairly valued or perhaps even undervalued, some stocks in formerly high-growth industries may still be overpriced. In our opinion, equity markets could remain unsettled and bumpy for the next six to 12 months as the recovery languishes. As research-based, bottom-up, long-term investors, we believe it is important to maintain perspective in this volatile market, to think long term, to remain diversified, and to see crises as opportunities.

    After a decade of great years, investors have tended to think that a down period is abnormal and that it indicates that something is wrong with the system and the markets. We would argue that the markets are doing what they have historically done, returning to historical norms and flushing out some excesses in the process. That may be scant comfort to investors, but we do feel confident that this cycle, like all others before it, will turn upward again. As always, we would counsel investors to take a long-term view.

/s/ Paul M. McMahon

    Paul M. McMahon
    Portfolio Manager

Note to shareholders: Effective June 2002, the Russell 1000 Growth Index replaced the Standard & Poor's 500 Stock Index as the primary benchmark of the fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   PAUL M. MCMAHON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE GROWTH OPPORTUNITIES AND CAPITAL APPRECIATION PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED VICE PRESIDENT IN 1986 AND SENIOR VICE PRESIDENT IN 1992.

   PAUL IS A GRADUATE OF THE COLLEGE OF THE HOLY CROSS AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                      SEEKS GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          SEPTEMBER 9, 1970

  CLASS INCEPTION:                CLASS A  SEPTEMBER 9, 1970
                                  CLASS B  SEPTEMBER 7, 1993
                                  CLASS I  JANUARY 2, 1997

  SIZE:                           $559.2 MILLION NET ASSETS AS OF JUNE 30, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

Class A
                                                 6 Months        1 Year        3 Years        5 Years       10 Years
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
Cumulative Total Return
  Excluding Sales Charge                          -20.52%       -28.21%        -34.93%         -2.61%       +126.31%
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Average Annual Total Return
  Excluding Sales Charge                             --         -28.21%        -13.34%         -0.53%       +  8.51%
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Average Annual Total Return
  Including Sales Charge                             --         -32.34%        -15.04%         -1.70%       +  7.87%
--------------------------------------------------------------------------------------------------------------------

Class B
                                                 6 Months        1 Year        3 Years        5 Years       10 Years
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
Cumulative Total Return
  Excluding Sales Charge                          -20.81%       -28.71%        -36.39%         -6.38%       +110.17%
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Average Annual Total Return
  Excluding Sales Charge                             --         -28.71%        -14.00%         -1.31%       +  7.71%
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Average Annual Total Return
  Including Sales Charge                             --         -31.57%        -14.54%         -1.50%       +  7.71%
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
Class I
                                                 6 Months        1 Year        3 Years        5 Years       10 Years
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
Cumulative Total Return
  (No Sales Charge)                               -20.41%       -27.89%        -34.36%         -1.46%       +129.11%
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Average Annual Total Return
  (No Sales Charge)                                  --         -27.89%        -13.09%         -0.29%       +  8.64%
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

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and I share performance includes the performance of the fund's original share class (Class A). Class B performance has been adjusted to reflect the CDSC applicable to B. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B than those of A, performance shown is higher for B than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                    19.4%
              TECHNOLOGY                            16.0%
              LEISURE                               14.0%
              RETAILING                             13.2%
              HEALTH CARE                           13.1%

TOP 10 STOCK HOLDINGS

VIACOM INC.  4.3%                                     LOWE'S COS., INC.  2.2%
Diversified media and entertainment company           Home improvement retailer

WAL-MART STORES, INC.  2.8%                           CISCO SYSTEMS, INC.  2.1%
Retail chain                                          Networking equipment developer

MINNESOTA MINING & MANUFACTURING CO. (3M)  2.7%       AMERICAN EXPRESS CO.  1.9%
Diversified manufacturing firm specializing in        Financial services company
coatings, adhesives, and abrasives
                                                      HARLEY-DAVIDSON, INC.  1.9%
PFIZER, INC.  2.6%                                    Motorcycle manufacturer and marketer
Pharmaceutical products company
                                                      CLEAR CHANNEL COMMUNICATIONS, INC.  1.9%
JOHNSON & JOHNSON CO.  2.3%                           Media company with operations in radio,
Health care and pharmaceutical products company       outdoor advertising, and live entertainment

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002

Stocks - 94.0%
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ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.9%
  Aerospace - 1.8%
    Northrop Grumman Corp.                                               78,400             $  9,800,000
--------------------------------------------------------------------------------------------------------
  Automotive - 1.8%
    Harley-Davidson, Inc.                                               194,500             $  9,972,015
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.0%
    Capital One Financial Corp.                                          96,300             $  5,879,115
--------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    BEA Systems, Inc.*                                                  202,520             $  1,925,965
    First Data Corp.                                                    193,900                7,213,080
    Manpower, Inc.                                                       73,300                2,693,775
                                                                                            ------------
                                                                                            $ 11,832,820
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                                       76,300             $  3,850,861
    Praxair, Inc.                                                       100,000                5,697,000
                                                                                            ------------
                                                                                            $  9,547,861
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Dell Computer Corp.*                                                283,400             $  7,408,076
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                                       845,948             $  8,011,128
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    SunGard Data Systems, Inc.*                                         134,700             $  3,566,856
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    Brocade Communications Systems, Inc.*                               123,800             $  2,164,024
    Citrix Systems, Inc.*                                                83,500                  504,340
    Extreme Networks, Inc.*                                             234,000                2,361,060
    Rational Software Corp.*                                            332,940                2,733,437
                                                                                            ------------
                                                                                            $  7,762,861
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.5%
    General Electric Co.                                                196,400             $  5,705,420
    Tyco International Ltd.                                             184,146                2,487,812
                                                                                            ------------
                                                                                            $  8,193,232
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.8%
    Avon Products, Inc.                                                 135,500             $  7,078,520
    Estee Lauder Cos., "A"                                               84,400                2,970,880
    Gillette Co.                                                        107,700                3,647,799
    Philip Morris Cos., Inc.                                            119,500                5,219,760
    The Procter & Gamble Co.                                             91,000                8,126,300
                                                                                            ------------
                                                                                            $ 27,043,259
--------------------------------------------------------------------------------------------------------
  Electronics - 7.1%
    Analog Devices, Inc.*                                               287,500             $  8,538,750
    Atmel Corp.*                                                        350,800                2,196,008
    General Motors Corp., "H"*                                          188,600                1,961,440
    Intel Corp.                                                         235,700                4,306,239
    Linear Technology Corp.                                              84,600                2,658,978
    Maxim Integrated Products, Inc.*                                     53,500                2,050,655
    Microchip Technology, Inc.*                                         108,900                2,987,127
    Micron Technology, Inc.*                                            271,700                5,493,774
    Tektronix, Inc.*                                                     91,000                1,702,610
    Texas Instruments, Inc.                                             212,100                5,026,770
    Xilinx, Inc.*                                                       115,100                2,581,693
                                                                                            ------------
                                                                                            $ 39,504,044
--------------------------------------------------------------------------------------------------------
  Entertainment - 8.3%
    Clear Channel Communications, Inc.*                                 306,095             $  9,801,162
    Fox Entertainment Group, Inc.*                                      200,900                4,369,575
    The Walt Disney Co.                                                 245,200                4,634,280
    Univision Communications, Inc., "A"*                                158,400                4,973,760
    Viacom, Inc., "B"*                                                  510,936               22,670,230
                                                                                            ------------
                                                                                            $ 46,449,007
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.4%
    American Express Co.                                                276,800             $ 10,053,376
    Charles Schwab Corp.                                                395,000                4,424,000
    Citigroup, Inc.                                                     156,066                6,047,557
    Fannie Mae                                                           46,100                3,399,875
    Financial Federal Corp.*                                            179,275                5,934,003
    Freddie Mac                                                          54,700                3,347,640
    Goldman Sachs Group, Inc.                                            45,200                3,315,420
    Merrill Lynch & Co., Inc.                                           193,400                7,832,700
    Morgan Stanley Dean Witter & Co.                                    194,800                8,391,984
                                                                                            ------------
                                                                                            $ 52,746,555
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                                              101,000             $  3,174,430
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                                           113,900             $  5,695,000
    Kellogg Co.                                                          78,100                2,800,666
    PepsiCo, Inc.                                                       169,900                8,189,180
                                                                                            ------------
                                                                                            $ 16,684,846
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.0%
    HCA, Inc.                                                           119,400             $  5,671,500
--------------------------------------------------------------------------------------------------------
  Insurance - 3.7%
    Allstate Corp.                                                      114,800             $  4,245,304
    American International Group, Inc.                                   49,700                3,391,031
    Arthur J. Gallagher & Co.                                           200,300                6,940,395
    MetLife, Inc.                                                       206,300                5,941,440
                                                                                            ------------
                                                                                            $ 20,518,170
--------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Ebay, Inc.*                                                          22,900             $  1,411,098
--------------------------------------------------------------------------------------------------------
  Media - 1.3%
    Cablevision Systems Corp. - Rainbow Media Group*                    147,700             $  1,292,375
    Westwood One, Inc.*                                                 170,900                5,711,478
                                                                                            ------------
                                                                                            $  7,003,853
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.2%
    Allergan, Inc.                                                       86,400             $  5,767,200
    Applera Corp. - Applied Biosystems Group                            301,100                5,868,439
    Baxter International, Inc.                                           60,300                2,680,335
    Johnson & Johnson Co.                                               234,500               12,254,970
    Pfizer, Inc.                                                        396,900               13,891,500
                                                                                            ------------
                                                                                            $ 40,462,444
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.7%
    Genzyme Corp.*                                                      152,300             $  2,930,252
    Health Management Associates, Inc., "A"*                            125,950                2,537,893
    HEALTHSOUTH Corp.*                                                  109,900                1,405,621
    Lincare Holdings, Inc.*                                              85,700                2,768,110
    Tenet Healthcare Corp.*                                              79,600                5,695,380
                                                                                            ------------
                                                                                            $ 15,337,256
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                                  139,100             $  4,630,639
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Wyeth                                                                82,700             $  4,234,240
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.8%
    Outback Steakhouse, Inc.*                                           121,900             $  4,278,690
--------------------------------------------------------------------------------------------------------
  Retail - 12.4%
    Best Buy Co., Inc.                                                   76,000             $  2,758,800
    Costco Wholesale Corp.*                                              62,300                2,406,026
    Dollar Tree Stores, Inc.*                                           151,700                5,978,497
    Home Depot, Inc.                                                    161,300                5,924,549
    Kohl's Corp.*                                                        90,800                6,363,264
    Lowe's Cos., Inc.                                                   255,700               11,608,780
    Office Depot, Inc.*                                                 172,800                2,903,040
    Staples, Inc.*                                                      161,400                3,179,580
    Target Corp.                                                        247,200                9,418,320
    Wal-Mart Stores, Inc.                                               263,000               14,467,630
    Williams-Sonoma, Inc.*                                              149,800                4,592,868
                                                                                            ------------
                                                                                            $ 69,601,354
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.4%
    Minnesota Mining & Manufacturing Co. (3M)                           114,500             $ 14,083,500
    Illinois Tool Works, Inc.                                            68,500                4,678,550
                                                                                            ------------
                                                                                            $ 18,762,050
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    EchoStar Communications Corp.*                                      388,780             $  7,215,757
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                                                 163,000             $  3,885,920
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.7%
    Cisco Systems, Inc.*                                                774,800             $ 10,808,460
    Emulex Corp.*                                                        91,500                2,059,665
    QLogic Corp.*                                                        55,200                2,103,120
                                                                                            ------------
                                                                                            $ 14,971,245
--------------------------------------------------------------------------------------------------------
  Transportation - 1.1%
    United Parcel Service, Inc.                                          97,400             $  6,014,450
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $491,574,771
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.1%
  Australia - 0.5%
    News Corp Ltd. (Media)*                                             543,584             $  2,961,394
--------------------------------------------------------------------------------------------------------
  Bermuda - 2.2%
    Ace Ltd. (Insurance)                                                 88,500             $  2,796,600
    XL Capital Ltd. (Insurance)                                         113,500                9,613,450
                                                                                            ------------
                                                                                            $ 12,410,050
--------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Encana Corp. (Utilities - Gas)                                       92,300             $  2,839,158
--------------------------------------------------------------------------------------------------------
  France - 0.6%
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   55,700             $  3,381,713
--------------------------------------------------------------------------------------------------------
  Taiwan - 1.0%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)*     407,770             $  5,301,010
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Willis Group Holdings Ltd. (Insurance)*                             226,600             $  7,457,406
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 34,350,731
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $576,169,752)                                                $525,925,502
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                                 $    7,865             $  7,865,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 6.9%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $38,385,236 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $   38,379             $ 38,379,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $622,413,752)                                           $572,169,502

Other Assets, Less Liabilities - (2.3)%                                                      (13,010,635)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $559,158,867
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $622,413,752)           $ 572,169,502
  Investments of cash collateral for securities loaned, at
    value and identified cost                                        20,117,930
  Cash                                                                      225
  Receivable for fund shares sold                                       168,303
  Receivable for investments sold                                    16,461,460
  Interest and dividends receivable                                     289,481
                                                                  -------------
    Total assets                                                  $ 609,206,901
                                                                  -------------
Liabilities:
  Payable for fund shares reacquired                              $   7,884,947
  Payable for investments purchased                                  21,258,633
  Collateral for securities loaned, at value                         20,117,930
  Payable to affiliates -
    Management fee                                                       20,876
    Distribution and service fee                                        512,006
  Accrued expenses and other liabilities                                253,642
                                                                  -------------
      Total liabilities                                           $  50,048,034
                                                                  -------------
Net assets                                                        $ 559,158,867
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 952,920,694
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (50,244,015)
  Accumulated net realized loss on investments
    and foreign currency transactions                              (342,693,809)
  Accumulated net investment loss                                      (824,003)
                                                                  -------------
      Total                                                       $ 559,158,867
                                                                  =============
Shares of beneficial interest outstanding                          79,784,575
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $517,438,351 / 73,343,741 shares of
    beneficial interest outstanding)                                 $7.05
                                                                     =====
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $7.48
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $38,385,572 / 5,968,458 shares of
    beneficial interest outstanding)                                 $6.43
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $3,334,944 / 472,376 shares of
    beneficial interest outstanding)                                 $7.06
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $   2,300,113
    Interest                                                            302,230
    Foreign taxes withheld                                               (8,168)
                                                                  -------------
      Total investment income                                     $   2,594,175
                                                                  -------------
  Expenses -
    Management fee                                                $   1,444,308
    Trustees' compensation                                               26,171
    Shareholder servicing agent fee                                     336,418
    Distribution and service fee (Class A)                              779,070
    Distribution and service fee (Class B)                              234,782
    Administrative fee                                                   58,873
    Custodian fee                                                       193,560
    Printing                                                             37,597
    Postage                                                              49,167
    Auditing fees                                                        13,839
    Legal fees                                                            3,000
    Miscellaneous                                                       219,457
                                                                  -------------
      Total expenses                                              $   3,396,242
    Fees paid indirectly                                               (100,157)
                                                                  -------------
      Net expenses                                                $   3,296,085
                                                                  -------------
        Net investment loss                                       $    (701,910)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (83,442,455)
    Foreign currency transactions                                        (2,915)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $ (83,445,370)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $ (66,251,439)
    Translation of assets and liabilities in foreign
      currencies                                                           (569)
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (66,252,008)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(149,697,378)
                                                                  -------------
          Decrease in net assets from operations                  $(150,399,288)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2002             DECEMBER 31, 2001
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                        $    (701,910)               $    (450,324)
  Net realized loss on investments and foreign currency
    transactions                                               (83,445,370)                (224,608,039)
  Net unrealized loss on investments and foreign
    currency translation                                       (66,252,008)                 (68,652,281)
                                                             -------------                -------------
    Decrease in net assets from operations                   $(150,399,288)               $(293,710,644)
                                                             -------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $        --                  $    (271,925)
  From net investment income (Class I)                                --                        (16,188)
  In excess of net investment income (Class A)                        --                       (109,112)
  In excess of net investment income (Class I)                        --                         (6,496)
                                                             -------------                -------------
    Total distributions declared to shareholders             $        --                  $    (403,721)
                                                             -------------                -------------
Net decrease in net assets from fund share transactions      $ (47,946,452)               $(143,080,051)
                                                             -------------                -------------
      Total decrease in net assets                           $(198,345,740)               $(437,194,416)
Net assets:
  At beginning of period                                       757,504,607                1,194,699,023
                                                             -------------                -------------
  At end of period (including accumulated undistributed
    net investment loss of $824,003 and $122,093,
    respectively)                                            $ 559,158,867                $ 757,504,607
                                                             =============                =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                      SIX MONTHS ENDED         --------------------------------------------------------------------------------
                         JUNE 30, 2002              2001               2000              1999              1998            1997
                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                               CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                     $ 8.88            $11.77             $19.07            $15.95            $13.92          $12.97
                                ------            ------             ------            ------            ------          ------
Income from investment operations# -
  Net investment income (loss)  $(0.01)           $(0.00)*           $ 0.04            $(0.03)           $(0.04)         $(0.03)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency         (1.82)            (2.89)             (2.13)             4.99              3.96            2.96
                                ------            ------             ------            ------            ------          ------
      Total from investment
        operations              $(1.83)           $(2.89)            $(2.09)           $ 4.96            $ 3.92          $ 2.93
                                ------            ------             ------            ------            ------          ------
Less distributions declared to
  shareholders -
  From net investment income    $ --              $(0.00)*           $(0.03)           $ --              $ --            $ --
  From net realized gain
    on investments and
    foreign currency
    transactions                  --                --                (5.12)            (1.84)            (1.89)          (1.98)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                  --                --                (0.06)             --                --              --
                                ------            ------             ------            ------            ------          ------
      Total distributions
        declared to
        shareholders            $ --              $(0.00)*           $(5.21)           $(1.84)           $(1.89)         $(1.98)
                                ------            ------             ------            ------            ------          ------
Net asset value - end of
  period                        $ 7.05            $ 8.88             $11.77            $19.07            $15.95          $13.92
                                ======            ======             ======            ======            ======          ======
Total return(+)                 (20.52)%++        (24.67)%           (11.30)%           32.82%            29.17%          23.28%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                      0.92%+            0.90%              0.80%             0.80%             0.81%           0.84%
  Net investment income
    (loss)                       (0.16)%+           0.00%**            0.22%            (0.19)%           (0.25)%         (0.18)%
Portfolio turnover                  44%               96%               141%               87%               79%             60%
Net assets at end of period
  (000 Omitted)               $517,438          $699,466         $1,106,281        $1,330,506        $1,137,302        $953,194

  * Per share amount was less than $0.01.
 ** Ratio is less than 0.01%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                 SIX MONTHS ENDED          --------------------------------------------------------------------
                                    JUNE 30, 2002              2001             2000           1999           1998         1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 8.12            $10.84           $18.13         $15.33         $13.54       $12.73
                                           ------            ------           ------         ------         ------       ------
Income from investment operations# -
  Net investment loss                      $(0.03)           $(0.07)          $(0.10)        $(0.16)        $(0.16)      $(0.14)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.66)            (2.65)           (2.01)          4.75           3.83         2.89
                                           ------            ------           ------         ------         ------       ------
      Total from investment
        operations                         $(1.69)           $(2.72)          $(2.11)        $ 4.59         $ 3.67       $ 2.75
                                           ------            ------           ------         ------         ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $ --              $ --             $(5.12)        $(1.79)        $(1.88)      $(1.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --                --              (0.06)          --             --           --
                                           ------            ------           ------         ------         ------       ------
      Total distributions declared to
        shareholders                       $ --              $ --             $(5.18)        $(1.79)        $(1.88)      $(1.94)
                                           ------            ------           ------         ------         ------       ------
Net asset value - end of period            $ 6.43            $ 8.12           $10.84         $18.13         $15.33       $13.54
                                           ======            ======           ======         ======         ======       ======
Total return                               (20.81)%++        (25.16)%         (12.04)%        31.73%         28.15%       22.27%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.67%+            1.65%            1.60%          1.62%          1.63%        1.64%
  Net investment loss                       (0.87)%+          (0.76)%          (0.58)%        (1.01)%        (1.05)%      (0.98)%
Portfolio turnover                             44%               96%             141%            87%            79%          60%
Net assets at end of period (000
  Omitted)                                $38,386           $53,723          $82,708        $71,363        $48,806      $25,578

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                    SIX MONTHS ENDED       ------------------------------------------------      DECEMBER 31,
                                       JUNE 30, 2002             2001         2000        1999         1998             1997*
                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 8.87           $11.78       $19.08      $15.95       $13.91            $12.84
                                              ------           ------       ------      ------       ------            ------
Income from investment operations# -
  Net investment income (loss)                $ 0.01           $ 0.02       $ 0.08      $ 0.00**     $(0.01)           $ 0.00**
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (1.82)           (2.88)       (2.14)       5.00         3.96              3.07
                                              ------           ------       ------      ------       ------            ------
      Total from investment operations        $(1.81)          $(2.86)      $(2.06)     $ 5.00       $ 3.95            $ 3.07
                                              ------           ------       ------      ------       ------            ------
Less distributions declared to shareholders -
  From net investment income                  $ --             $(0.05)      $(0.06)     $ --         $ --              $ --
  From net realized gain on investments
    and foreign currency transactions           --               --          (5.12)      (1.07)       (1.91)            (2.00)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --               --          (0.06)       --           --                --
                                              ------           ------       ------      ------       ------            ------
      Total distributions declared to
        shareholders                          $ --             $(0.05)      $(5.24)     $(1.87)      $(1.91)           $(2.00)
                                              ------           ------       ------      ------       ------            ------
Net asset value - end of period               $ 7.06           $ 8.87       $11.78      $19.08       $15.95            $13.91
                                              ======           ======       ======      ======       ======            ======
Total return                                  (20.41)%++        24.32%      (11.19)%     33.09%       29.45%            24.65%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    0.67%+           0.65%        0.60%       0.62%        0.63%             0.65%+
  Net investment income (loss)                  0.13%+           0.24%        0.42%      (0.01)%      (0.06)%            0.01%+
Portfolio turnover                                44%              96%         141%         87%          79%               60%
Net assets at end of period (000
  Omitted)                                    $3,335           $4,315       $5,710      $6,625       $5,100            $3,909

 * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $19,476,208. These loans were collateralized by cash in the amount of $20,117,930 which was invested in the following short-term obligations:

                                                                  AMORTIZED COST
                                                     SHARES            AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     20,117,930          $20,117,930

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $96,335 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $3,822 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared was as follows:

                                          DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                $403,721       $ 84,965,881
    Long-term capital gain                            --           302,048,858
                                                    -------        -----------
                                                   $403,721       $387,014,739

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income               $      --
          Undistributed long-term capital gain               --
          Capital loss carryforward                    (232,430,906)
          Unrealized gain                                10,809,540

At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $232,430,906 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Average net assets in excess of $200 million         0.40%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $7,072 for the six months ended June 30, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,287 for the six months ended June 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% for assets sold prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $86,089 for the six months ended June 30, 2002. Fees incurred under the distribution plan during the period ended June 30, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,118 for Class B shares, for the six months ended June 30, 2002. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2002, were $82 and $372,134 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $288,663,588 and $327,986,494, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $622,413,752
                                                                 ------------
Gross unrealized depreciation                                    $(95,713,553)
Gross unrealized appreciation                                      45,469,303
                                                                 ------------
    Net unrealized depreciation                                  $(50,244,250)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          23,770,975       $ 195,807,133         9,419,271       $  89,507,038
Shares issued to shareholders in
  reinvestment of distributions           --                 --                40,332             369,304
Shares reacquired                   (29,222,611)       (239,034,767)      (24,624,943)       (224,383,536)
                                   ------------       -------------      ------------       -------------
    Net decrease                     (5,451,636)      $ (43,227,634)      (15,165,340)      $(134,507,194)
                                   ============       =============      ============       =============

Class B shares
                                     SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,857,369       $  14,322,165         4,703,663       $  41,777,107
Shares issued to shareholders in
  reinvestment of distributions           --                 --                   583               5,061
Shares reacquired                    (2,506,250)        (18,924,082)       (5,714,060)        (50,387,661)
                                   ------------       -------------      ------------       -------------
    Net decrease                       (648,881)      $  (4,601,917)       (1,009,814)      $  (8,605,493)
                                   ============       =============      ============       =============

Class I shares
                                     SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               9,038       $      76,920            30,255       $     267,984
Shares issued to shareholders in
  reinvestment of distributions           --                 --                 2,493              22,684
Shares reacquired                       (23,261)           (193,821)          (30,914)           (258,032)
                                   ------------       -------------      ------------       -------------
    Net increase (decrease)            (14,223)       $   (116,901)            1,834        $      32,636
                                   ============       =============      ============       =============

(6) Line of Credit

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $4,066 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) GROWTH OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Paul M. McMahon+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

MFS(R) GROWTH OPPORTUNITIES FUND                                   ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                       MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                               MGO-2  8/02  50M